EXHIBIT 10.1

THE GOVERNMENT OF THE CAYMAN ISLANDS

An Amendment to a Licence dated 11th July 1990
to Produce Potable Water from Seawater
granted to
Cayman Water Company Limited

on the 30th day of June, 2014

AMENDMENT TO A LICENCE DATED 11 JULY 1990 TO PRODUCE
POTABLE WATER FROM SEAWATER

granted to

CAYMAN WATER COMPANY LIMITED

by

THE GOVERNMENT OF THE CAYMAN ISLANDS

The Water (Production and Supply) Law 1979
(Law 15 of 1979)

THIS AMENDMENT to the Licence (as defined below) is made on the 30th day of June, 2014 by The Governor of the Cayman Islands (the “Governor”) and Cayman Water Company Limited, a company duly incorporated under the laws of the Cayman Islands whose registered office is situated at Fourth Floor, Windward Three, Regatta Business Park, West Bay Road, PO Box 1114, Grand Cayman KY1-1102, Cayman Islands (the “Company”).

WHEREAS

(1)	On 11 July 1990 the Governor granted a licence, under Section 3 of the Water (Production and Supply) Law 1979, to the Company granting it the exclusive right within the Licence Area to process Seawater to Water for sale and to distribute and sell Water by means of pipes.

(2)	The licence has been amended by four (4) amendments, dated 18 September 1990, 14 February 1991, 15 August 2001 and 01 February 2003 (the aforesaid licence, as so amended, being herein referred to as the “Licence”).

(3)	On 9 June 2008, the Company exercised its right to enter into negotiations for the grant of a Licence for a further term.

(4)	The Term of the Licence ended on 10 July 2010 before the negotiations for the licence renewal could be finalized.

(5)	The Governor has granted previous extensions of the term of the Licence, as defined by Clause 4 of the Licence, to allow the negotiations for the licence renewal to continue without affecting the provisions of water production and supply services in the Licensed Area.

(6)	The Parties wish to extend the Term of the Licence in order to facilitate the on-going negotiations and the Judicial Review proceedings.

1

NOW THIS DEED WITNESSES as follows:

1).	The term of the Licence, as defined by Clause 4 of the Licence, is hereby extended until 31 December 2014.

THE terms and definitions as contained in this Amendment and not otherwise defined shall have the same meanings as those contained within the Licence and the Licence shall hereafter be read and construed in accordance with the variations effected by this Amendment.

SAVE as varied by this Amendment, the Licence shall continue in full force and effect.

IN WITNESS WHEREOF the parties have caused this Amendment to be executed by their authorized officers.

2

The public seal of the Government of the Cayman Islands was affixed in the presence of

Her Excellency the Governor, Mrs. Helen Kilpatrick, CB

Signed by the Water Authority in the presence of
	By:	/s/ Lemuel Hurston
CHAIRMAN

/s / Tom Van Zanten		/s/ James Gill
WITNESS	By:	BOARD MEMBER

Signed on behalf of Cayman Water Company Limited in the presence of
	By:	/s/ Raymond Whittaker
DIRECTOR

/s/ Tracey Ebanks		/s/ Carson Ebanks
WITNESS	By:	DIRECTOR

3